UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  December 11, 2009

                             TRANS-LUX CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)


     Delaware                           1-2257                   13-1394750
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)


                      26 Pearl Street, Norwalk, CT  06850
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

                The Annual Meeting of Stockholders of Trans-Lux Corporation was held on December 11, 2009 for the purpose of amending the Corporation's Certificate of Incorporation, electing directors, amending the Non-Employee Stock Option Plan and ratifying the retention of auditors as set forth below.

		The recommendation to approve an amendment to the Corporation's Certificate of Incorporation to provide for the automatic conversion of each share of Class B Stock into 1.3 shares of Common Stock as provided in a Settlement Agreement approved by the United States District Court for the Southern District of New York was approved by the following vote:

                                           For          Against         Abstain
                                           ---          -------         -------
                Common Shares           1,250,033        14,692         538,374
                Class B Shares          2,604,440             0               0
                Totals                  3,854,473        14,692         538,374

                All of the nominees for directors for a three-year term as listed in the proxy statement were elected by the following vote:

                                           For          Not For
                                           ---          -------
                Angela D. Toppi         4,231,966       175,573
                Glenn J. Angiolillo     4,303,852       103,687
                Salvatore J. Zizza      4,303,730       103,809

                The nominee for a director for a two-year term as listed in the proxy statement was elected by the following vote:

                                           For          Not For
                                           ---          -------
                George W. Schiele       4,303,730       103,809

                The following directors are continuing their terms as directors:

                Jean Firstenberg - One Year Remaining
                Gene Jankowski - One Year Remaining
                Victor Liss - One Year Remaining
                Howard S. Modlin - Two Years Remaining
                Michael R. Mulcahy - Two Years Remaining

                The recommendation to amend the 1989 Non-Employee Director Stock Option to extend the Plan to 2019 was approved by the following vote:

                                           For          Against         Abstain
                                           ---          -------         -------
                Totals                  3,841,491        33,479         532,569

                The recommendation to ratify the retention of UHY LLP as the independent auditors for the Corporation was approved by the following vote:

                                           For          Against         Abstain
                                           ---          -------         -------
                Totals                  4,168,156        50,782         188,601


Item 9.01       Financial Statements and Exhibits

        (d)     Exhibits.

                3.01 Certificate of Amendment of Certificate of Incorporation of Trans-Lux Corporation dated December 11, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                                        TRANS-LUX CORPORATION



                                        by: /s/ Angela D. Toppi
                                           -----------------------------
                                           Angela D. Toppi
                                           Executive Vice President
                                           and Chief Financial Officer



                                        by: /s/ Todd Dupee
                                           -----------------------------
                                           Todd Dupee
                                           Vice President and Controller



Dated:  December 16, 2009